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                                                                   EXHIBIT 10.25


                           BANKERS' BANK OF THE WEST

November 6, 1995

Ray Nash, Chief Financial Officer
Vectra Bank
1620 South Colorado Blvd., #220
Denver, CO 80222

Dear Mr. Nash:

We are pleased to inform you that Bankers' Bank of the West (BBW) has approved the Federal Funds purchase line annual renewal for Vectra Bank. The purchase line was approved by our Loan Committee on an unsecured basis with a maturity
of 11/30/96.   All federal funds purchase lines are accessible as funds are available. The maximum amount of the established line is $5,000,000. All Federal Funds lines are subject to quarterly review as well as annual renewal, terms may be altered in the event of a significant change in the financial condition of the bank. Please continue to provide BBW with Call Reports on a quarterly basis.

BBW's policy of the sale of funds to respondent banks is outlined in our mutually executed Federal Funds Sale Agreement. The signed agreement that is currently in your file is continuing in nature and need not be executed annually. Your bank should keep this annual re-approval letter in your file as well.

The staff at BBW is pleased to provide this service to your bank. Should you have any questions or need additional service, please feel free to call on me.

Regards,

/s/ Scott Umbaugh
-------------------------------
Scott Umbaugh
Vice President





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                           BANKERS' BANK OF THE WEST

                         FEDERAL FUND AGENCY AGREEMENT
                                  EXHIBIT "A"
                          EFFECTIVE DECEMBER 31, 1995


BANK OF HAWAII                                   KEY BANK, WYOMING
BANK OF NEW YORK, DELAWARE                       NATIONAL CITY, CLEVELAND
BANKERS' BANK OF THE WEST                        NATIONAL CITY, COLUMBUS
BOATMENS FNB, ST. LOUIS                          NATIONAL CITY BANK, LOUISVILLE
CHASE MANHATTAN BK USE, WILMINGTON               NATIONSBANK, CHARLOTTE
CITIBANK, NEVADA                                 NATIONSBANK, DALLAS
CITIBANK, SOUTH DAKOTA                           NORTHERN TRUST, CHICAGO
FIFTH THIRD BANK CINCINNATI                      PROVIDENT BANK, CINCINNATI
FIRST AMERICAN NATIONAL, NASHVILLE               REPUBLIC NATIONAL, NEW YORK
FIRST HAWAIIAN BANK, HONOLULU                    SIGNET BANK, RICHMOND
FIRST NATIONAL BANK COMMERCE, NEW ORLEANS        SUN BANK, ORLANDO
FLEET BANK OF MASSACHUSETTS                      TRUST COMPANY BANK, ATLANTA
HUNTINGTON NATIONAL                              US BANK WASHINGTON, SEATTLE
KEY BANK PORTLAND                                US NATIONAL BANK, PORTLAND

Bankers' Bank of the West (herein after identified as BBW) may sell Bank's Agency Funds to any one or more of the purchasers identified on the list of approved purchasers as shown above; provided, however, that no daily sale to an approved purchaser shall exceed $________________.

Bank may instruct BBW in writing at any time that Agency funds shall not be sold to certain approved purchasers. BBW may amend Exhibit A at any time by adding or deleting purchasers upon written or verbal notice as soon as practical to the Bank, and BBW may sell Agency Funds to such additional purchasers unless the Bank shall have directed BBW prior to the sale not to sell Agency Funds to such additional purchasers.

ACKNOWLEDGMENT OF SATISFACTORY ARRANGEMENTS:

BANK                                   DATE
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BY                                     TITLE
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